UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Before the meeting vote at www.investorvote.com/CWST or scan the QR code — login details are located in the shaded bar below. Vote by 11:59 p.m., Eastern Time, on June 4, 2025 During the meeting vote at https://meetnow.global/MUPPXUN Casella Waste Systems, Inc. Annual Meeting of Stockholders Notice Important Notice Regarding the Availability of Proxy Materials for the Casella Waste Systems, Inc. Stockholder Meeting to be Held on June 5, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Casella Waste Systems, Inc. annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting of stockholders are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.investorvote.com/CWST Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/CWST. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 26, 2025, to facilitate timely delivery. 2 NOT

Casella Waste Systems, Inc. Annual Meeting of Stockholders Notice Casella Waste Systems, Inc.’s Annual Meeting of Stockholders will be held Thursday, June 5, 2025, 10:00 a.m. Eastern Time, virtually via the internet at https://meetnow.global/MUPPXUN. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2 and 3: 1. To elect the following nominees as Class I directors of the Company to serve until the 2028 Annual Meeting of Stockholders: 01—Michael K. Burke 02—Douglas R. Casella 03—Gary Sova 2. To approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers. 3. To ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025. NOTE: To transact such other business as may properly come before the meeting and any postponement, adjournment, rescheduling or continuation thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CWST. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Casella Waste Systems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 26, 2025.